
BUSINESS SEGMENTS                                                                                                       EXHIBIT (99)
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   THREE MONTHS ENDED MARCH 31, 1999
                                                               ---------------------------------------------------------------------
                                                                                REAL                COMMERCIAL
                                                               INVESTMENT      ESTATE   TRADITIONAL  LEASING &
(IN MILLIONS)                                                   BANKING       FINANCE     BANKING       RAIL   INTERNATIONAL   TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                            $   31          13         161          63          45          313
  Provision for loan losses                                           2          --          47          --          --           49
  Trading account profits                                            89          23          --          --          --          112
  Fee and other income                                              269         (12)         19          44          51          371
  Noninterest expense                                               180          33          53          27          55          348
  Income tax expense                                                 78         (22)         31          25          16          128
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                     $  129          13          49          55          25          271
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      61.38%      22.27        7.85      117.38       17.21        25.08
  Average loans, net                                             $2,898       2,002      21,025       5,035       4,978       35,938
  Average deposits                                                2,678         709       3,633          22       5,502       12,544
  Average attributed stockholders'
    equity                                                       $  853         229       2,524         191         599        4,396
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   RETAIL
                                                                            PRIVATE               BROKERAGE &
                                                                MUTUAL      CLIENT        CAP     INSURANCE
(IN MILLIONS)                                       TRUST        FUNDS      BANKING     ACCOUNT    SERVICES      OTHER         TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                                $   15           1          43          45          16          --          120
  Provision for loan losses                              --          --           1          --          --          --            1
  Fee and other income                                  163         106           4          26         222         (22)         499
  Noninterest expense                                   116          60          25          31         201          --          433
  Income tax expense                                     23          18           7          16          14          (8)          70
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $   39          29          14          24          23         (14)         115
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                         64.98 %      50.13       22.40       68.85       30.15          --        43.88
  Average loans, net                                 $  182          --       3,540          --       1,512          --        5,234
  Average deposits                                    2,167          --       3,046      14,165          --          --       19,378
  Average attributed stockholders'
    equity                                           $  239         152         245         144         314         (29)       1,065
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                   HOME
                                                                               EQUITY &
                                                                  FIRST             THE                          RETAIL
                                                                  UNION           MONEY           CARD           BRANCH
(IN MILLIONS)                                                  MORTGAGE           STORE         PRODUCTS         PRODUCTS      TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                             $   23            124             60            681            888
  Provision for loan losses                                           --             10             46             40             96
  Fee and other income                                               108             84             57            288            537
  Noninterest expense                                                 79            157             64            619            919
  Income tax expense                                                  20             16              2            119            157
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $   32             25              5            191            253
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                       72.25%          7.59           4.28          31.98          23.33
  Average loans, net                                              $2,026         12,164          2,598         39,590         56,378
  Average deposits                                                 1,340              2             10         72,310         73,662
  Average attributed stockholders'
    equity                                                        $  177          1,344            446          2,423          4,390
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)


BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   THREE MONTHS ENDED MARCH 31, 1999
                                            ----------------------------------------------------------------------------------------

                                                                 SMALL                           REAL        CASH MGT. &
                                                                BUSINESS                        ESTATE         DEPOSIT
(IN MILLIONS)                                                   BANKING        LENDING          BANKING       SERVICES         TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $    22             95              48            252            417
  Provision for loan losses                                           1             12               6           --               19
  Fee and other income                                             --             --              --              133            133
  Noninterest expense                                                11             76              19            203            309
  Income tax expense                                                  4             (5)              9             69             77
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $     6             12              14            113            145
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      13.24%          3.39            9.64          58.91          19.92
  Average loans, net                                            $ 2,896         23,043           8,387           --           34,326
  Average deposits                                                 --             --              --           26,922         26,922
  Average attributed stockholders'
    equity                                                      $   190          1,400             575            776          2,941
- ------------------------------------------------------------------------------------------------------------------------------------

                                                      CAPITAL        CAPITAL                                   TREASURY/
(IN MILLIONS)                                         MARKETS           MGT.        CONSUMER     COMMERCIAL     NONBANK        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                                $    313           120           888           417            42          1,780
  Provision for loan losses                                49             1            96            19            (1)           164
  Trading account profits                                 112          --            --            --            --              112
  Fee and other income                                    371           499           537           133           298          1,838
  Noninterest expense                                     348           433           919           309           500          2,509
  Income tax expense                                      128            70           157            77           (81)           351
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                                 271           115           253           145           (78)           706
  After-tax merger-related and
    restructuring charges                                --            --            --            --             259            259
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                            $    271           115           253           145           181            965
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                            25.08 %       43.88         23.33         19.92         20.90          24.30
  Average loans, net                                 $ 35,938         5,234        56,378        34,326         2,032        133,908
  Average deposits                                     12,544        19,378        73,662        26,922         3,756        136,262
  Average attributed stockholders'
    equity                                           $  4,396         1,065         4,390         2,941         3,513         16,305
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                THREE MONTHS ENDED DECEMBER 31, 1998
                                                           -------------------------------------------------------------------------
                                                                               REAL                COMMERCIAL
                                                            INVESTMENT        ESTATE    TRADITIONAL  LEASING &
(IN MILLIONS)                                                 BANKING        FINANCE      BANKING       RAIL    INTERNATIONAL  TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                           $    49          21         157          31          57          315
  Provision for loan losses                                          (5)       --            26           2          10           33
  Trading account profits                                            67          26        --          --          --             93
  Fee and other income                                              135        --            17          48          49          249
  Noninterest expense                                               170          40          50          28          50          338
  Income tax expense                                                 32          (8)         37          13          17           91
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $    54          15          61          36          29          195
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                     6.65 %       15.42        9.99       91.60       17.98        17.47
  Average loans, net                                            $ 2,956       2,017      20,356       4,743       5,166       35,238
  Average deposits                                                2,729         734       3,993          22       5,926       13,404
  Average attributed stockholders'
    equity                                                      $   809         389       2,409         153         642        4,402
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RETAIL
                                                                           PRIVATE                BROKERAGE &
                                                                MUTUAL      CLIENT         CAP     INSURANCE
(IN MILLIONS)                                        TRUST       FUNDS     BANKING       ACCOUNT    SERVICES      OTHER        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                                $   13           1          42          43           8        --            107
  Provision for loan losses                            --          --             1        --          --          --              1
  Fee and other income                                  160         108           3          23         201         (21)         474
  Noninterest expense                                   104          54          23          30         184        --            395
  Income tax expense                                     27          21           8          14           9          (8)          71
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $   42          34          13          22          16         (13)         114
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          76.38%      65.55       19.65       70.60       22.01        --          45.13
  Average loans, net                                 $  107        --         3,698        --         1,481        --          5,286
  Average deposits                                    2,406        --         2,971      13,126        --          --         18,503
  Average attributed stockholders'
    equity                                           $  223         152         254         126         270         (27)         998
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                  HOME
                                                                                EQUITY &
                                                                   FIRST          THE                          RETAIL
                                                                   UNION         MONEY           CARD          BRANCH
(IN MILLIONS)                                                   MORTGAGE         STORE         PRODUCTS       PRODUCTS         TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                            $   26            119              56            707            908
  Provision for loan losses                                        --                3              59             44            106
  Fee and other income                                               94             26              90            337            547
  Noninterest expense                                                84            172              69            650            975
  Income tax expense                                                 14            (11)              7            134            144
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                     $   22            (19)             11            216            230
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      53.06%         (5.47)          10.43          33.85          20.59
  Average loans, net                                             $2,511          9,202           2,636         43,510         57,859
  Average deposits                                                1,407             65               9         73,780         75,261
  Average attributed stockholders'
    equity                                                       $  168          1,327             439          2,534          4,468
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                THREE MONTHS ENDED DECEMBER 31, 1998
                                            ----------------------------------------------------------------------------------------

                                                                 SMALL                           REAL       CASH MGT. &
                                                                BUSINESS                        ESTATE        DEPOSIT
(IN MILLIONS)                                                   BANKING         LENDING        BANKING       SERVICES          TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $    23             99              51            262            435
  Provision for loan losses                                           1             19               6           --               26
  Fee and other income                                             --             --              --              129            129
  Noninterest expense                                                11             79              19            211            320
  Income tax expense                                                  4             (6)             10             69             77
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $     7              7              16            111            141
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                     14.49%           2.26           10.39          59.15          19.40
  Average loans, net                                            $ 2,791         23,130           8,651           --           34,572
  Average deposits                                                 --             --              --           27,760         27,760
  Average attributed stockholders'
    equity                                                      $   180          1,359             606            746          2,891
- ------------------------------------------------------------------------------------------------------------------------------------

                                                        CAPITAL     CAPITAL                                  TREASURY/
(IN MILLIONS)                                           MARKETS       MGT.        CONSUMER     COMMERCIAL     NONBANK         TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                                $    315           107           908           435            33          1,798
  Provision for loan losses                                33             1           106            26             1            167
  Trading account profits                                  93          --            --            --            --               93
  Fee and other income                                    249           474           547           129           250          1,649
  Noninterest expense                                     338           395           975           320           459          2,487
  Income tax expense                                       91            71           144            77          (354)            29
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                                 195           114           230           141           177            857
  After-tax merger-related and
    restructuring charges                                --            --            --            --             136            136
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                            $    195           114           230           141           313            993
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                            17.47 %       45.13         20.59         19.40         28.55          22.59
  Average loans, net                                 $ 35,238         5,286        57,859        34,572         1,519        134,474
  Average deposits                                     13,404        18,503        75,261        27,760         2,532        137,460
  Average attributed stockholders'
    equity                                           $  4,402           998         4,468         2,891         4,350         17,109
- ------------------------------------------------------------------------------------------------------------------------------------

(a) Average attributed stockholders' equity excludes merger-related and restructuring charges and average net unrealized gains or losses on debt and equity securities. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used herein. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.

                                                                     (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1998
                                            ----------------------------------------------------------------------------------------
                                                                               REAL                COMMERCIAL
                                                               INVESTMENT     ESTATE  TRADITIONAL  LEASING &
(IN MILLIONS)                                                    BANKING     FINANCE    BANKING       RAIL    INTERNATIONAL   TOTAL
- -----------------------------------------------             -----------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                           $    20          18         152          35           53        278
  Provision for loan losses                                        --            (1)         62        --           --           61
  Trading account profits                                            74        (147)       --          --           --          (73)
  Fee and other income                                               92           1          36          45           51        225
  Noninterest expense                                               113          22          38          24           40        237
  Income tax expense                                                 24         (68)         34          13           24         27
- -----------------------------------------------             -------------------------------------------------- ---------------------
  Net income                                                    $    49         (81)         54          43           40        105
- -----------------------------------------------             -------------------------------------------------- ---------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      28.67 %     (84.08)      10.06      113.62        27.57      10.59
  Average loans, net                                            $ 3,005       1,553      19,185       4,647        4,910     33,300
  Average deposits                                                2,899         643       3,827          22        4,901     12,292
  Average attributed stockholders'
    equity                                                      $   683         382       2,179         150          580      3,974
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     RETAIL
                                                                              PRIVATE             BROKERAGE &
                                                                MUTUAL         CLIENT      CAP     INSURANCE
(IN MILLIONS)                                        TRUST       FUNDS        BANKING    ACCOUNT   SERVICES       OTHER       TOTAL
- -----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                                $   13           1          42          38           8        --           102
  Provision for loan losses                            --          --             1        --          --          --             1
  Fee and other income                                  152         105           3          19         195         (20)        454
  Noninterest expense                                    93          50          18          27         179        --           367
  Income tax expense                                     27          21          10          12           9          (8)         71
- -----------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $   45          35          16          18          15         (12)        117
- -----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          83.66%      72.40       24.85       72.46       22.36        --         48.22
  Average loans, net                                 $  118        --         3,701        --         1,364        --         5,183
  Average deposits                                    2,334        --         2,800      11,536        --          --        16,670
  Average attributed stockholders'
    equity                                           $  210         147         254         103         267         (27)        954
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                                   HOME
                                                                                 EQUITY &
                                                                    FIRST          THE                          RETAIL
                                                                    UNION         MONEY           CARD          BRANCH
(IN MILLIONS)                                                    MORTGAGE         STORE         PRODUCTS       PRODUCTS       TOTAL
- -----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                             $   24            112             95            739           970
  Provision for loan losses                                         --                3             42             54            99
  Fee and other income                                                70            178            161            209           618
  Noninterest expense                                                 79            174             71            564           888
  Income tax expense                                                   6             43             54            127           230
- -----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $    9             70             89            203           371
- -----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      25.00 %         18.71          76.76          32.05         31.98
  Average loans, net                                              $2,173          9,873          3,648         45,062        60,756
  Average deposits                                                 1,413            159             11         76,449        78,032
  Average attributed stockholders'
    equity                                                        $  144          1,472            454          2,529         4,599
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                               THREE MONTHS ENDED SEPTEMBER 30, 1998
                                            ----------------------------------------------------------------------------------------

                                                                   SMALL                         REAL       CASH MGT. &
                                                                BUSINESS                       ESTATE          DEPOSIT
(IN MILLIONS)                                                    BANKING         LENDING      BANKING         SERVICES         TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                             $   22            114             54            250            440
  Provision for loan losses                                            1             18              6           --               25
  Fee and other income                                              --             --             --              129            129
  Noninterest expense                                                  9             70             13            186            278
  Income tax expense                                                   5              4             14             74             97
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $    7             22             21            119            169
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      17.67 %          6.36          13.77          66.44          23.35
  Average loans, net                                              $2,648         24,470          9,048           --           36,166
  Average deposits                                                  --             --             --           26,666         26,666
  Average attributed stockholders'
    equity                                                        $  171          1,394            634            713          2,912
- ------------------------------------------------------------------------------------------------------------------------------------

                                                       CAPITAL     CAPITAL                                    TREASURY/
(IN MILLIONS)                                          MARKETS       MGT.         CONSUMER     COMMERCIAL      NONBANK        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                              $    278            102           970           440            53          1,843
  Provision for loan losses                              61              1            99            25            53            239
  Trading account profits                               (73)          --            --            --            --              (73)
  Fee and other income                                  225            454           618           129           460          1,886
  Noninterest expense                                   237            367           888           278           152          1,922
  Income tax expense                                     27             71           230            97            75            500
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                               105            117           371           169           233            995
  After-tax merger-related and
    restructuring charges                              --             --            --            --              16             16
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                          $    105            117           371           169           249          1,011
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          10.59 %        48.22         31.98         23.35         22.83          23.50
  Average loans, net                               $ 33,300          5,183        60,756        36,166          (355)       135,050
  Average deposits                                   12,292         16,670        78,032        26,666         2,554        136,214
  Average attributed stockholders'
    equity                                         $  3,974            954         4,599         2,912         4,327         16,766
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                     (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   THREE MONTHS ENDED MARCH 31, 1998
                                                            ------------------------------------------------------------------------
                                                                              REAL                 COMMERCIAL
                                                             INVESTMENT       ESTATE  TRADITIONAL   LEASING &
(IN MILLIONS)                                                   BANKING      FINANCE    BANKING        RAIL   INTERNATIONAL    TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                            $   27          17         160          19          27          250
  Provision for loan losses                                        --          --             6           1           1            8
  Trading account profits                                            33           2        --          --          --             35
  Fee and other income                                              134          (3)          8          50          58          247
  Noninterest expense                                               109          24          46          34          46          259
  Income tax expense                                                 30         (14)         45          10          15           86
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                     $   55           6          71          24          23          179
- ------------------------------------------------------------------------------------------------------------------------------------


























































































































































































































































































































Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      5.31 %       7.75       15.10       66.50       19.42        19.60
  Average loans, net                                             $2,208       1,829      17,906       4,244       4,167       30,354
  Average deposits                                                1,586         590       3,573          21       3,560        9,330
  Average attributed stockholders'
    equity                                                       $  892         277       1,942         150         501        3,762
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     RETAIL
                                                                             PRIVATE               BROKERAGE &
                                                                MUTUAL       CLIENT      CAP        INSURANCE
(IN MILLIONS)                                        TRUST      FUNDS        BANKING    ACCOUNT     SERVICES      OTHER        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                                $   15        --            38          35          12        --            100
  Provision for loan losses                            --          --             1        --          --          --              1
  Fee and other income                                  140          96           2          17         194         (20)         429
  Noninterest expense                                   109          54          21          25         168        --            377
  Income tax expense                                     17          16           7          10          14          (8)          56
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                         $   29          26          11          17          24         (12)          95
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                          52.41%      50.08       19.35       70.55       35.66        --          40.87
  Average loans, net                                 $  127        --         3,375        --           739        --          4,241
  Average deposits                                    2,356        --         2,517      10,880        --          --         15,753
  Average attributed stockholders'
    equity                                           $  217         135         232          97         264         (27)         918
- ------------------------------------------------------------------------------------------------------------------------------------



                                                                   FIRST                                        RETAIL
                                                                   UNION            HOME          CARD          BRANCH
(IN MILLIONS)                                                   MORTGAGE          EQUITY        PRODUCTS       PRODUCTS        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                             $   19             38             94            719            870
  Provision for loan losses                                            1              2             53             47            103
  Fee and other income                                                53              9             69            226            357
  Noninterest expense                                                 70             27             59            596            752
  Income tax expense                                                --                7             20            115            142
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $    1             11             31            187            230
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                      2.32 %          25.54          28.89          28.72          27.59
  Average loans, net                                              $1,901          5,057          3,884         46,970         57,812
  Average deposits                                                 1,109           --               15         77,873         78,997
  Average attributed stockholders'
    equity                                                        $  125            184            444          2,624          3,377
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                     (CONTINUED)

BUSINESS SEGMENTS
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   THREE MONTHS ENDED MARCH 31, 1998
                                            ----------------------------------------------------------------------------------------
                                                                   SMALL                         REAL        CASH MGT. &
                                                                BUSINESS                        ESTATE        DEPOSIT
(IN MILLIONS)                                                    BANKING         LENDING        BANKING       SERVICES        TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                             $   21            123             55            229            428
  Provision for loan losses                                            1             16              2           --               19
  Fee and other income                                              --             --             --              129            129
  Noninterest expense                                                 10             83             16            201            310
  Income tax expense                                                   4              6             14             60             84
- ------------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $    6             18             23             97            144
- ------------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity (a)                                       16.29%          4.77          14.34          58.59          19.72
  Average loans, net                                              $2,532         25,261          9,530           --           37,323
  Average deposits                                                  --             --             --           24,302         24,302
  Average attributed stockholders'
    equity                                                        $  162          1,462            658            667          2,949
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                                                        CAPITAL       CAPITAL                                  TREASURY/
(IN MILLIONS)                                           MARKETS         MGT.       CONSUMER     COMMERCIAL      NONBANK        TOTAL
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CONSOLIDATED
Income statement data
  Net interest income                                $     250           100           870           428           183         1,831
  Provision for loan losses                                  8             1           103            19             4           135
  Trading account profits                                   35          --            --            --            --              35
  Fee and other income                                     247           429           357           129           180         1,342
  Noninterest expense                                      259           377           752           310           168         1,866
  Income tax expense                                        86            56           142            84            49           417
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  Net income after
    merger-related and
    restructuring charges                                  179            95           230           144           142           790
  After-tax merger-related and
    restructuring charges                                 --            --            --            --              19            19
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  Net income before
    merger-related and
    restructuring charges                            $     179            95           230           144           161           809
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Performance and other data
  Return on average attributed
    stockholders' equity (a)                             19.60 %       40.87         27.59         19.72         13.70         21.22
  Average loans, net                                 $  30,354         4,241        57,812        37,323         1,304       131,034
  Average deposits                                       9,330        15,753        78,997        24,302         6,134       134,516
  Average attributed stockholders'
    equity                                           $   3,762           918         3,377         2,949         4,765        15,771
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
(a) Average attributed stockholders' equity excludes merger-related and restructuring charges and average net unrealized gains or losses on debt and equity securities. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used herein. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.